UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2012

Date of reporting period: November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Stockholders.

The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2012 is attached below.

MLP Investment Company

KYN Annual Report

November 30, 2012

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

January 24, 2013

Dear Fellow Stockholders:

We are pleased to report that 2012 was another very successful year for the Company. The MLP market generated a very attractive total return of 14.4% during fiscal 2012 and is off to a very good start in fiscal 2013 (up 5.8% through the date of this letter). Our outlook for the MLP sector continues to be very positive. While the domestic economy remains sluggish, the energy industry is healthy, and growth prospects for MLPs continue to be very robust. We believe that the MLP sector is poised to generate solid double-digit total returns for investors for many years to come.

As we highlighted in last year’s annual letter, unconventional reserves, which are commonly referred to as “shale plays,” continue to be the biggest story in the energy sector. Development of these reserves has fundamentally changed the domestic energy market and is having an increasing impact on the global energy market. This “Shale Revolution,” as we like to call it, continues to accelerate and is expected to have a major impact on the domestic economy. We agree with industry sources that expect the energy sector to create over 2.5 million net new jobs by 2020. This economic boon results not only from jobs directly attributable to the energy sector, but also from the re-industrialization of the U.S., as plentiful domestic energy supplies and low natural gas prices are facilitating a resurgence in manufacturing activity. Over the last two years alone, over $90 billion worth of domestic growth projects have been announced by manufacturing companies that are seeking to take advantage of low-cost domestic energy.

The growth in the production of oil, natural gas and natural gas liquids (“NGLs”) from the development of these reserves presents both significant opportunities and challenges for energy companies. For instance, a significant amount of new midstream assets must be built to facilitate transportation of this new production to end-users, which is very positive for MLPs. On the other hand, increased production levels of natural gas and NGLs has exceeded growth in demand and has had a negative impact on market prices for these commodities. These price declines have impacted cash flows for energy companies focused on exploration and production activities (“Upsteam” companies) and, to a lesser extent, Gathering & Processing MLPs. Our team of experienced investment professionals continues to closely monitor the impact of unconventional resources on the domestic and international energy markets to assess which companies are well positioned to benefit and which companies may be negatively impacted.

We are very pleased with the Company’s financial performance for fiscal 2012. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Net Asset Value Return was 13.4% for fiscal 2012. During the same period, the MLP market, as measured by the Alerian MLP index, had a total return of 14.4%. Given our structure as a taxable entity, we are pleased to have performed roughly in-line with the Alerian MLP index, which is a non-investable index that does not factor in expenses or corporate taxes. But this is not the full story; we believe a more accurate comparison of our performance is to look at the Alerian MLP ETF, which is an exchange traded fund with a portfolio that mirrors the Alerian MLP Infrastructure index. Like the Company, the Alerian MLP ETF is an investable product with returns that reflect the impact of expenses and corporate taxes. Our total return of 13.4% substantially exceeded the Alerian MLP ETF’s total return of 8.7% for fiscal 2012.

Another measure of the Company’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Market Return was 19.3% for fiscal 2012. This measure exceeded our Net Asset Value Return, as the premium of our share price to NAV increased during fiscal 2012. The premium was 3.8% on November 30, 2011 and 9.2% on November 30, 2012.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

The Company increased its quarterly distribution by 7.8% during the year and has increased its distribution in each of the last nine quarters. We are very proud of the Company’s track record of increasing distributions to its stockholders and pleased to have generated distribution growth well in excess of the Company’s closed-end fund peers. Strong distribution growth in the Company’s portfolio of MLP investments has facilitated this growth.

The Company was also successful in raising additional capital during fiscal 2012 to make new investments, raising approximately $680 million through two equity offerings, a mandatory redeemable preferred offering and a senior notes offering. We intend to continue to evaluate the various sources of capital available to us and to opportunistically raise additional capital to the extent that we can invest it in a manner that is accretive to both NAV and expected total returns.

MLP Market Overview

While MLPs performed very well for the year (14.4% total return), the broader markets performed even better, with the S&P 500 generating a total return of 16.1% for the year. Notably, calendar 2012 was the first year since 1999 that MLPs were outperformed by the S&P 500 index. Over that 13-year time period, MLPs generated a total return of over 830% versus a total return of approximately 24% for the S&P 500 index. That level of outperformance over a 13-year period is nothing short of stunning in our opinion! With an average yield of 6.1% for the group as of January 24, 2013 and attractive distribution growth prospects, we continue to view MLPs as a very compelling investment opportunity.

Distribution growth is the most important driver of MLP returns and, we believe, the leading reason for MLPs’ strong relative performance over the last 13 years. MLP distribution growth accelerated during the year, as MLPs benefited from acquisitions and completion of infrastructure development projects. Distributions grew 7.3% during 2012 compared to 6.3% in 2011 and 4.5% in 2010. We believe that prospects for distribution growth in 2013 are also very strong, and we are projecting distributions to grow by 6% to 7%. The development of unconventional reserves and the construction of related infrastructure assets will continue to fuel this distribution growth.

One interesting trend that has emerged over the last two years is a divergence in valuations among MLPs. Historically, MLPs have traded in a narrow yield range, but recently, the yield range has widened substantially. Large capitalization MLPs and MLPs with high distribution growth rates are being valued at historically low yields (i.e. higher prices), while MLPs with lower growth rates or more commodity sensitivity are trading at historically wide premiums to the industry average. While investors should be compensated (in the form of higher yields) for lower growth or higher risk, we believe that this spread is too large and will tighten for certain MLPs over the next 12 months. We have increased the Company’s holdings of those MLPs that we think are undervalued and will benefit as their yield spreads normalize.

There also has been a divergence in performance among MLPs and the different sub-sectors within the MLP market. For instance, MLPs focused on crude oil and liquids transportation (up 32.3%) significantly outperformed the market, while Gathering & Processing MLPs (up 7.3%) and Upstream MLPs (up 0.8%) underperformed. On the other hand, Coal MLPs (down 30.2%) and Propane MLPs (down 1.1%) delivered negative returns during the year. Fortunately, we had minimal exposure to these sub-sectors. There was also a wide disparity in the performance of the 50 constituents that make up the Alerian MLP index, with 12 companies up over 20% (the best performer was up 75%) and 12 companies generating negative returns (the worst performer was down 25%).

It is evident from these statistics that as the MLP sector has grown from a $20 billion market composed of 16 MLPs in 2000 to a nearly $350 billion market composed of 97 MLPs today, the sector has become much more diverse and complex. Individual stock selection and strong understanding of the factors impacting each MLP’s assets is critical to outperforming the market. We believe our team of 18 seasoned energy and investment professionals is well suited to take advantage of the increasing complexity of the MLP sector.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

While the MLP market performed well during fiscal 2012, MLPs became even more attractively valued on a relative basis to other income alternatives. At the beginning of the fiscal year, the average MLP yield was 6.4%, which represented a 434 basis point premium (100 basis points equals one percent) to the yield on 10-year U.S. Treasury Bonds. This difference is often referred to as the “spread to Treasuries.” By November 30, 2012, the spread to Treasuries had increased to 473 basis points. As of January 24, 2012, the spread to Treasuries was 426 basis points, which is well above the 334 basis point average since 2000. As illustrated in Figure 1 below, MLP yields compare very favorably to other income-oriented investments. In addition to the spread to Treasuries, current yields for MLPs are much higher than yields for investment grade (BBB) bonds, utilities and REITs. This comparison is even more compelling when you take into account the prospect of strong distribution growth for MLPs.

Figure 1. MLP Yields versus Other Income Alternatives (January 24, 2013)

Capital expenditures by MLPs, including both acquisitions and new growth projects, continued at robust levels in 2012. We estimate that MLPs announced over $50 billion in acquisitions during calendar 2012. These acquisitions were a combination of third-party deals and “drop-down” transactions in which an MLP’s general partner sells assets to its affiliated MLP. These drop-down transactions are generally completed at attractive prices that are accretive to the MLP’s cash distributions. We estimate that MLPs also spent over $20 billion on capital projects during the year. We believe these projects are overwhelmingly driven by the need to provide midstream infrastructure to growing oil and natural gas production resulting from the development of unconventional resources. Furthermore, we view these types of projects to be the most reliable way for MLPs to generate returns in excess of their cost of capital when prudently executed by an experienced management team. While it is difficult to predict M&A activity, we expect MLPs to spend in excess of $25 billion on capital projects during 2013.

Access to the public capital markets is extremely important for MLPs. Because these partnerships distribute the majority of their cash flow, they must raise additional debt and equity to finance acquisitions and growth projects. Further, MLPs must be able to finance these projects in a manner that allows them to continue to increase cash distributions. Capital markets activity for MLPs reached a record high in calendar 2012. During the year, MLPs raised $15 billion in follow-on equity and $28 billion in debt, surpassing activity levels in 2011. In calendar 2012, we saw a continuation of the robust IPO market seen in 2011, with 13 IPOs raising approximately $3.3 billion. Like 2011, we also saw a wide disparity in the quality of the companies going public and in after-market trading performance. Consequently, we chose not to participate in many deals. On average, the IPOs in which we participated are up over 25% from their IPO price. While we expect the IPO market to remain active during 2013, we plan to be very selective in our participation.

The PIPE market for MLPs was active in 2012 and remains a very important financing source for the sector (PIPE is an acronym for Private Investments in Public Equity, which is a direct investment in a public MLP). The

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

Company completed four PIPE investments during the year totaling $123 million. Importantly, the Company continues to take lead roles in these transactions, typically leading the negotiations, structuring and due diligence. In our opinion, PIPE transactions are a very attractive way for MLPs to “pre-finance” their equity needs prior to announcing a major acquisition, while at the same time allowing the Company to purchase equity at a discount to the market price. Further, these transactions give the issuer more flexibility than a public offering in structuring a security to meet its specific financing needs. We expect activity levels in 2013 to be similar to 2012.

Energy Market Overview

Development of unconventional reserves or shale plays continues to transform the domestic energy industry. It is the biggest story in the energy business and, arguably, a driving factor in the recovery of the domestic economy. Examples of unconventional shale plays include the Bakken Shale, Eagle Ford Shale, Marcellus Shale and Utica Shale.

In our opinion, 2012 was the year in which it became clear that development of unconventional reserves could reap huge benefits for the domestic economy. Abundant new supplies of low-cost natural gas and NGLs are spurring a resurgence in domestic manufacturing activity. For instance, petrochemical companies have announced new projects to utilize low-cost ethane and propane as feedstocks in facilities that make higher value chemicals and plastics. In total, industry sources estimate that over $90 billion of new industrial projects are being considered domestically. Energy is truly the bright spot in an otherwise sluggish domestic economy, and we continue to be very excited about the potential job creation and other positive ripple effects of the Shale Revolution.

Driven by the development of the shale plays, domestic production of crude oil, NGLs and natural gas grew in 2012 – the fourth consecutive year the U.S. has increased production levels for each of these commodities. Domestic crude oil production is expected to increase by 780,000 barrels per day in 2012 (a 13.8% increase), which is the largest annual production increase in our country’s history! The U.S. is currently the largest producer of natural gas in the world, and many experts are predicting that it will become the largest producer of crude oil in the next 10 to 15 years. As a result, the U.S. has substantially decreased its dependence on crude oil from foreign sources and has become a large exporter of refined petroleum products. These statistics are pretty amazing when you consider the fact that just 10 years ago most experts believed domestic production was in a secular decline.

For MLPs, this rapid increase in production from unconventional reserves continues to create both opportunities and challenges. Growing supplies require new infrastructure to move the commodities to market, as well as refine, process and fractionate oil, natural gas and NGLs. In addition, there is increasing interest in exporting commodities to access higher value markets abroad. The backlog of infrastructure projects continues to grow and will likely take decades to fully develop.

Growing production also creates challenges for energy companies, including some MLPs that have direct exposure to lower commodity prices. It is common for demand growth to lag production growth, which can put downward pressure on prices in the interim. We have seen this with natural gas, which bottomed in April 2012 at $1.82/MMbtu (its lowest price in over 10 years). Prices have since strengthened as production growth has moderated and lower prices stimulated growth in demand from power plants switching from coal to natural gas. Nevertheless, even with this rebound in the price of natural gas, domestic natural gas trades at a steep discount to international natural gas, a phenomenon which we believe will continue to spur additional sources of demand such as the development of liquefied natural gas export facilities and new domestic manufacturing projects.

The shift in focus by Upstream companies from drilling “dry” gas prospects to drilling “wet gas” prospects (gas wells that produce associated NGLs) over the last couple of years has caused a near-term oversupply of NGLs, particularly the ethane and propane components. As a result, we saw inventories of ethane and propane

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

build throughout 2012 and a corresponding decrease in NGL prices. For propane, this dynamic was exacerbated by an abnormally warm 2011-2012 winter. During calendar 2012, the price of ethane fell 71%, and the price of propane fell 35%. This can impact those Gathering & Processing MLPs who earn margins that are contractually linked to the price of NGLs rather than fixed fees for services. While many of these MLPs hedged a substantial majority of their commodity exposure, the falling prices on the un-hedged portion contributed to the relative underperformance of this sub-sector during the year. We believe that this low NGL price environment is a temporary market dislocation, as there are two propane export expansions expected to come online this year and domestic petrochemical companies are pursuing plans to expand their propane and ethane cracking facilities. We believe the propane supply/demand will come back into balance over the course of 2013 as a result of these new export facilities, while ethane could take as long as two to three years to fully recover due to the construction timeline for new petrochemical facilities. In the meantime, MLPs with the most exposure to ethane and propane prices may need to consider more conservative distribution growth rates until prices for these commodities recover.

Crude oil infrastructure has been one of the most active areas for MLPs and other midstream companies over the past year. The rapid increase in domestic production has created numerous bottlenecks and dislocations between producing areas and the refiners that consume the crude oil. The most apparent bottleneck is at Cushing, Oklahoma, the pricing point for the domestic benchmark West Texas Intermediate (“WTI”) crude. Increasing supplies in the mid-continent and constraints in capacity to move crude to Gulf Coast refiners have resulted in a steep discount in the price of WTI relative to Brent, the international benchmark. This “differential” in prices is expected to persist for the near-term and gradually narrow over time as new pipelines relieve the logistical constraints at Cushing.

We believe, however, that regional crude oil prices will continue to price at wider differentials to benchmarks, which creates tremendous opportunities for many MLPs. We have already seen an increased focus on regional crude infrastructure opportunities, including projects to move crude oil via railroads, in areas such as North Dakota (Bakken Shale) and West Texas (Permian Basin), where differentials are much higher than historical averages. This dynamic enables Midstream MLPs with the capability to move the regionally oversupplied crude to higher value markets to be very profitable.

Upstream companies (including Upstream MLPs), which are often price takers in regional markets, have seen pressure on their profits in areas where they must accept a discount to WTI. We expect these dynamics to continue to change rapidly as pipeline and rail facilities are built to alleviate existing supply bottlenecks, while production growth in new basins creates new supply bottlenecks.

The domestic energy market continues to evolve in response to the varied impacts of the Shale Revolution. While this can create price dislocations in the short-term, we firmly believe markets are efficient. Lower prices will spur demand growth, as well as cause Upstream companies to re-allocate capital to higher return projects. Further, abnormally high differentials serve as an incentive for Midstream MLPs to build the needed infrastructure to reduce the differentials. We are excited to watch these events unfold over the next few years and believe our team of investment professionals is well positioned to identify and capitalize on these trends.

Before we turn to our outlook for 2013, we would like to briefly touch on some of the media coverage of unconventional resources. While many of the potential positives that we have highlighted in this letter have garnered headlines, the general press is also often quick to highlight the potential environmental impact of hydraulic fracking (a process that has been used for over 60 years) whenever talking about domestic shale plays. Unfortunately, the facts are not always accurately portrayed and the energy industry is not shown in a favorable light in some of those stories. While we believe these resources can and must be developed in a responsible fashion using practices that are environmentally sustainable, we believe the energy industry is up to that challenge.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

2013 Outlook

Our outlook for 2013 is very positive. We expect that distribution growth in the 6% to 7% range will lead to another year of low double-digit total returns for the MLP sector. Continued development of unconventional reserves will create plentiful growth opportunities for the sector, and we believe there is good visibility for distribution growth for an extended period of time given the long-term investments required to develop these reserves. That outlook, coupled with MLPs’ attractive yields (both on an absolute and relative basis) and a historically low interest rate environment reinforces our belief that MLPs remain an attractive investment.

The MLP “success story” is well documented and well understood by market participants. As a result, we expect more energy companies to utilize the structure and create an “affiliated” MLP to own the parent’s midstream assets. We are supportive of this trend and think it benefits the industry, but will carefully review these new MLPs. In our opinion, the MLP structure is best suited for businesses that generate stable cash flows and provide a key service for its customers. Volatile businesses and ones that do not have a strong competitive advantage are not well suited for the MLP structure. We are very excited about the potential to grow the MLP sector, but as long-term investors in MLPs, we want such growth to happen in a responsible manner.

We also expect to have additional opportunities to make PIPE investments during fiscal 2013. We believe these transactions will generate very strong returns for our investors, while at the same time serving as an attractive source of capital for the MLPs. We are very proud of Kayne Anderson’s ability to source and structure private investments, and we believe it is an important point of differentiation from our peers.

We look forward to executing on our business plan of achieving high after-tax total returns by investing in MLPs and other midstream companies. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

President and Chief Executive Officer

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

November 30, 2012	November 30, 2011

Top 10 Holdings by Issuer

		Percent of Total Investments* as of November 30,
Holding	Sector	2012	2011
1. Enterprise Products Partners L.P.	Midstream MLP	8.9%	9.3%
2. Kinder Morgan Management, LLC	Midstream MLP	7.5	7.4
3. Plains All American Pipeline, L.P.	Midstream MLP	7.1	5.3
4. MarkWest Energy Partners, L.P.	Midstream MLP	5.6	5.6
5. Energy Transfer Equity, L.P.	General Partner MLP	4.9	3.8
6. El Paso Pipeline Partners, L.P.	Midstream MLP	4.4	3.5
7. Williams Partners L.P.	Midstream MLP	4.3	4.6
8. Regency Energy Partners LP	Midstream MLP	3.9	4.1
9. Enbridge Energy Partners, L.P.	Midstream MLP	3.7	2.9
10. ONEOK Partners, L.P.	Midstream MLP	3.7	3.3

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of November 30, 2012, we had total assets of $4.5 billion, net assets applicable to our common stock of $2.5 billion (net asset value per share of $28.51), and 88.4 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of November 30, 2012, we held $4.5 billion in equity investments and no debt investments.

Results of Operations — For the Three Months Ended November 30, 2012

Investment Income.    Investment income totaled $9.8 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $65.0 million of cash dividends and distributions, of which $54.8 million was treated as return of capital and $1.1 million were distributions in excess of cost basis. Interest and other income was $0.7 million. We received $7.4 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $30.7 million, including $15.2 million of investment management fees, $9.9 million of interest expense (including non-cash amortization of debt issuance costs of $0.5 million), and $0.8 million of other operating expenses. Preferred stock distributions for the quarter were $4.8 million (including non-cash amortization of $0.2 million).

Net Investment Loss.    Our net investment loss totaled $14.7 million and included a current and deferred income tax benefit of $6.2 million.

Net Realized Gains.    We had net realized gains from our investments of $26.5 million, net of $15.6 million of current and deferred tax expense.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $21.6 million. The net change consisted of $34.2 million of unrealized gains from investments and a deferred tax expense of $12.6 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $33.4 million. This increase was comprised of a net investment loss of $14.7 million; net realized gains of $26.5 million; and net change in unrealized gains of $21.6 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2012

Investment Income.    Investment income totaled $32.7 million for the fiscal year and consisted primarily of net dividends and distributions and interest income on our investments. We received $233.3 million of cash dividends and distributions, of which $203.5 million was treated as return of capital and $1.1 million were distributions in excess of cost basis. Return of capital was increased by $3.3 million during the fiscal year due to 2011 tax reporting information that we received in fiscal 2012. Interest and other income was $4.0 million. We received $29.9 million of paid-in-kind dividends during the fiscal year, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $117.2 million, including $57.2 million of investment management fees, $38.3 million of interest expense (including non-cash amortization of debt issuance costs of

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

$1.9 million), and $3.4 million of other operating expenses. Preferred stock distributions for the fiscal year were $18.3 million (including non-cash amortization of $0.9 million).

Net Investment Loss.    Our net investment loss totaled $58.6 million and included a current and deferred income tax benefit of $25.9 million.

Net Realized Gains.    We had net realized gains from our investments of $94.9 million, net of $56.2 million of current and deferred tax expense.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $235.1 million. The net change consisted of $374.3 million of unrealized gains from investments and a deferred tax expense of $139.2 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $271.4 million. This increase was comprised of a net investment loss of $58.6 million; net realized gains of $94.9 million; and net change in unrealized gains of $235.1 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly due to fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2012	Fiscal Year Ended November 30, 2012
Distributions and Other Income from Investments
Dividends and Distributions	$65.0	$233.3
Paid-In-Kind or Non-Cash Dividends	7.4	29.9
Interest and Other Income	0.6	4.1
Net Premiums Received from Call Options Written	0.5	2.8

Total Distributions and Other Income from Investments	73.5	270.1
Expenses
Investment Management Fee	(15.2)	(57.2)
Other Expenses	(0.8)	(3.4)
Interest Expense	(9.4)	(36.7)
Preferred Stock Distributions	(4.6)	(16.9)
Income Tax Benefit	6.2	25.8

Net Distributable Income (NDI)	$49.7	$181.7

Weighted Shares Outstanding	88.3	82.8
NDI per Weighted Share Outstanding	$0.56	$2.19

Adjusted NDI per Weighted Share Outstanding(1)	$0.57	$2.19

Distributions paid per Common Share(2)	$0.55	2.1325

(1)	In each of the last three years, The Williams Companies paid two dividends during our fiscal third quarter and no dividends during our fiscal fourth quarter. For the purposes of determining our dividend, we calculate “Adjusted NDI”, which treats the dividend received late in our fiscal third quarter as if it was received during our fiscal fourth quarter.

(2)	The distribution of $0.55 per share for the fourth quarter of fiscal 2012 was paid to common stockholders on January 11, 2013. Distributions for fiscal 2012 include the distributions paid in April 2012, July 2012, October 2012 and January 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI. Interest or dividend premiums paid associated with the redemption of senior unsecured notes or preferred stock are included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at November 30, 2012 of $1,283.0 million was comprised of $890.0 million of senior unsecured notes (“Senior Notes”), $19.0 million outstanding under our senior unsecured revolving credit facility (the “Credit Facility”) and $374.0 million of mandatory redeemable preferred stock. Total leverage represented 29% of total assets at November 30, 2012. As of January 24, 2013, we had $74.0 million borrowed under our Credit Facility, and we had $1.1 million of cash.

The Credit Facility has a $200.0 million commitment amount and matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. We expect to renew our Credit Facility prior to its maturity date. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

At November 30, 2012, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 418% and 296% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions.

We had $890.0 million of Senior Notes outstanding at November 30, 2012. During 2013, we have $125.0 million of Senior Notes that mature, which we expect to refinance with new notes. The remaining Senior Notes mature between 2014 and 2022. As of November 30, 2012, we had $374.0 million of mandatory redeemable preferred stock outstanding, which is subject to mandatory redemption at various dates from 2017 through 2020.

As of November 30, 2012, our total leverage consisted of both fixed rate (86%) and floating rate (14%) obligations. At such date, the weighted average interest rate on our total leverage was 4.3%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Long-Term Investments — 177.5%
Equity Investments(1) — 177.5%
Midstream MLP(2) — 137.6%
Access Midstream Partners, L.P.	1,961	$68,627
Boardwalk Pipeline Partners, LP	1,215	31,328
Buckeye Partners, L.P.(3)	1,770	88,972
Buckeye Partners, L.P. — Class B Units(3)(4)(5)	926	44,048
Copano Energy, L.L.C.	1,446	45,590
Crestwood Midstream Partners LP	2,473	57,730
Crestwood Midstream Partners LP — Class C Units(4)(5)	1,200	27,284
Crosstex Energy, L.P.	5,499	82,920
DCP Midstream Partners, LP	2,660	111,408
El Paso Pipeline Partners, L.P.	5,284	197,240
Enbridge Energy Management, L.L.C.(5)	399	11,768
Enbridge Energy Partners, L.P.	5,670	164,537
Energy Transfer Partners, L.P.	805	35,324
Enterprise Products Partners L.P.	7,674	397,721
Global Partners LP	2,054	51,137
Inergy, L.P.	4,321	81,538
Inergy Midstream, L.P.	1,127	26,502
Kinder Morgan Management, LLC(5)	4,443	337,208
Lehigh Gas Partners LP(6)	123	2,389
Magellan Midstream Partners, L.P.(7)	3,084	137,186
MarkWest Energy Partners, L.P.(3)	4,833	249,745
MPLX LP(6)	372	10,748
Niska Gas Storage Partners LLC	1,904	21,330
NuStar Energy L.P.	990	45,369
ONEOK Partners, L.P.(7)	2,808	163,547
Plains All American Pipeline, L.P.(3)	6,852	319,156
PVR Partners, L.P.(3)	4,750	114,422
Regency Energy Partners LP	7,773	173,880
Southcross Energy Partners, L.P.(6)	75	1,761
Summit Midstream Partners, LP(6)	722	14,265
Targa Resources Partners L.P.	1,661	62,566
Tesoro Logistics LP	616	28,416
Western Gas Partners, LP	1,472	72,081
Williams Partners L.P.	3,768	191,815

		3,469,558

General Partner MLP — 12.1%
Alliance Holdings GP L.P.	1,885	86,506
Energy Transfer Equity, L.P.(7)	4,808	218,612

		305,118

Midstream — 9.4%
Kinder Morgan, Inc.(7)	1,164	39,348
ONEOK, Inc.	1,510	67,731

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Midstream — (continued)

Plains All American GP LLC — Unregistered(3)(4)	24	$55,989
Targa Resources Corp.	214	10,720
The Williams Companies, Inc.	1,920	63,049

		236,837

Shipping MLP — 7.8%
Capital Product Partners L.P.	2,841	19,233
Golar LNG Partners LP	216	6,473
Navios Maritime Partners L.P.	1,876	25,120
Teekay LNG Partners L.P.	1,552	58,746
Teekay Offshore Partners L.P.	3,263	86,903

		196,475

Upstream MLP & Income Trust — 4.9%
BreitBurn Energy Partners L.P.	2,520	46,577
Legacy Reserves L.P.	323	7,951
Memorial Production Partners LP	339	6,316
Mid-Con Energy Partners, LP	848	17,537
Pacific Coast Oil Trust	578	10,179
SandRidge Mississippian Trust II	808	13,535
SandRidge Permian Trust	893	15,480
VOC Energy Trust	347	4,819

		122,394

Other — 5.7%
Alliance Resource Partners, L.P.	163	9,290
Alon USA Partners, LP(6)	281	5,307
Clearwater Trust(3)(4)(8)	N/A	1,990
Exterran Partners, L.P.	2,903	63,198
Hi-Crush Partners LP	1,337	20,677
Northern Tier Energy LP	212	4,938
PetroLogistics LP	1,597	18,721
Seadrill Partners LLC(6)	68	1,773
Suburban Propane Partners, L.P.	449	17,668

		143,562

Total Equity Investments (Cost — $2,823,894)		4,473,944

	No. of Contracts
Liabilities
Call Option Contracts Written(9)
Midstream MLP
Magellan Midstream Partners, L.P., call option expiring 12/21/12 @ $42.50	1,000	(180)
ONEOK Partners, L.P., call option expiring 12/21/12 @ $60.00	700	(18)

		(198)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

(amounts in 000’s, except number of option contracts)

Description	No. of Contracts	Value
General Partner MLP
Energy Transfer Equity, L.P., call option expiring 12/21/12 @ $45.00	1,400	$(154)

Midstream
Kinder Morgan, Inc., call option expiring 12/21/12 @ $35.00	1,000	(27)

Total Call Option Contracts Written (Premiums Received — $406)		(379)

Credit Facility		(19,000)
Senior Unsecured Notes		(890,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(374,000)
Deferred Tax Liability		(654,501)
Other Liabilities		(39,095)

Total Liabilities		(1,976,975)
Other Assets		23,852

Total Liabilities in Excess of Other Assets		(1,953,123)

Net Assets Applicable to Common Stockholders		$2,520,821

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	The Company believes that it is an affiliate of Buckeye Partners, L.P., the Clearwater Trust, MarkWest Energy Partners, L.P., PVR Partners, L.P., Plains All American Pipeline, L.P. and Plains All American GP LLC. See Note 5 — Agreements and Affiliations.

(4)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(5)	Distributions are paid-in-kind.

(6)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(7)	Security or a portion thereof is segregated as collateral on option contracts written.

(8)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

(9)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2012

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,345,982)	$3,599,622
Affiliated (Cost — $477,912)	874,322

Total investments (Cost — $2,823,894)	4,473,944
Cash	6,118
Deposits with brokers	216
Receivable for securities sold	6,679
Interest, dividends and distributions receivable	88
Deferred debt issuance and preferred stock offering costs and other assets	10,751

Total Assets	4,497,796

LIABILITIES
Payable for securities purchased	4,551
Investment management fee payable	15,187
Accrued directors’ fees and expenses	94
Call option contracts written (Premiums received — $406)	379
Accrued expenses and other liabilities	19,263
Current tax liability	539
Deferred tax liability	653,962
Credit facility	19,000
Senior unsecured notes	890,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (14,960,000 shares issued and outstanding)	374,000

Total Liabilities	1,976,975

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,520,821

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (88,431,413 shares issued and outstanding, 185,040,000 shares authorized)	$88
Paid-in capital	1,716,276
Accumulated net investment loss, net of income taxes, less dividends	(521,715)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	290,599
Net unrealized gains on investments and options, net of income taxes	1,035,573

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,520,821

NET ASSET VALUE PER COMMON SHARE	$28.51

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$187,897
Affiliated investments	45,390

Total dividends and distributions	233,287
Return of capital	(203,488)
Distributions in excess of cost basis	(1,055)

Net dividends and distributions	28,744
Interest and other income	3,999

Total Investment Income	32,743

Expenses
Investment management fees	57,187
Administration fees	834
Professional fees	586
Custodian fees	445
Reports to stockholders	413
Directors’ fees and expenses	362
Insurance	214
Other expenses	552

Total expenses — before interest expense, preferred distributions and taxes	60,593
Interest expense and amortization of debt issuance costs	38,282
Distributions on mandatory redeemable preferred stock and amortization of offering costs	18,328

Total expenses — before taxes	117,203

Net Investment Loss — Before Taxes	(84,460)
Current tax benefit	1,473
Deferred tax benefit	24,376

Net Investment Loss	(58,611)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	151,486
Investments — affiliated	1,095
Options	1,198
Payments on interest rate swap contracts	(2,606)
Current tax expense	(3,204)
Deferred tax expense	(53,025)

Net Realized Gains	94,944

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	266,343
Investments — affiliated	107,988
Options	(66)
Deferred tax expense	(139,207)

Net Change in Unrealized Gains	235,058

Net Realized and Unrealized Gains	330,002

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$271,391

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011
OPERATIONS
Net investment loss, net of tax(1)	$(58,611)	$(49,953)
Net realized gains, net of tax	94,944	110,193
Net change in unrealized gains, net of tax	235,058	91,626

Net Increase in Net Assets Resulting from Operations	271,391	151,866

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)(2)
Dividends	(127,330)	(89,963)
Distributions — return of capital	(45,115)	(51,663)

Dividends and Distributions to Common Stockholders	(172,445)	(141,626)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offerings of 12,500,000 and 5,700,000 shares of common stock, respectively	385,075	174,306
Underwriting discounts and offering expenses associated with the issuance of common stock	(16,085)	(7,322)
Issuance of 801,204 and 958,808 newly issued shares of common stock from reinvestment of dividends and distributions, respectively	23,282	26,488

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	392,272	193,472

Total Increase in Net Assets Applicable to Common Stockholders	491,218	203,712

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	2,029,603	1,825,891

End of year	$2,520,821	$2,029,603

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. Distributions in the amount of $17,409 and $11,451 paid to mandatory redeemable preferred stockholders for the fiscal years ended November 30, 2012 and 2011, respectively, were characterized as qualified dividend income. This characterization is based on the Company’s earnings and profits.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal years ended November 30, 2012 and 2011 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$271,391
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	167,856
Return of capital distributions	203,488
Distributions in excess of cost basis	1,055
Net realized gains	(151,173)
Net unrealized gains	(374,265)
Accretion of bond discounts, net	(143)
Purchase of long-term investments	(1,479,644)
Proceeds from sale of long-term investments	850,335
Decrease in deposits with brokers	58
Increase in receivable for securities sold	(5,427)
Decrease in interest, dividends and distributions receivable	796
Amortization of deferred debt issuance costs	1,870
Amortization of mandatory redeemable preferred stock issuance costs	919
Decrease in other assets, net	120
Decrease in payable for securities purchased	(4,131)
Increase in investment management fee payable	3,273
Increase in accrued directors’ fees and expenses	15
Increase in call option contracts written, net	285
Increase in accrued expenses and other liabilities	1,354
Increase in current tax liability	539

Net Cash Used in Operating Activities	(511,429)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility	19,000
Issuance of shares of common stock, net of offering costs	368,990
Proceeds from offering of senior unsecured notes	175,000
Proceeds from issuance on mandatory redeemable preferred stock	120,000
Redemption of senior unsecured notes	(60,000)
Redemption of mandatory redeemable preferred stock	(6,000)
Costs associated with issuance of credit facility	(99)
Costs associated with issuance of senior unsecured notes	(1,411)
Costs associated with issuance of mandatory redeemable preferred stock	(2,600)
Cash distributions paid to common stockholders, net	(149,163)

Net Cash Provided by Financing Activities	463,717

NET DECREASE IN CASH	(47,712)
CASH — BEGINNING OF YEAR	53,830

CASH — END OF YEAR	$6,118

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $23,282 pursuant to the Company’s dividend reinvestment plan.

During the fiscal year ended November 30, 2012, interest paid was $35,186 and income tax paid was $1,192.

The Company received $29,856 paid-in-kind dividends during the fiscal year ended November 30, 2012. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
	2012	2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income (loss)(4)	(0.71)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	4.27	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income (loss) from operations	3.56	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(4)(5)	—	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(1.54)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	(0.55)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(2.09)	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.02	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	0.01	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.03	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$31.13	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	19.3%	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
	2012	2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,520,821	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees	2.4%	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.6	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.4	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	7.2	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	12.2%	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.5)%	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	11.6%	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	20.4%	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$2,346,249	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	890,000	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	19,000	—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	374,000	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	82,809,687	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	418.5%	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	296.5%	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$10.80	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the end of the month in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2012, the Company held 5.1% of its net assets applicable to common stockholders (2.9% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $129,311. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2012, the Company did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2012, the Company did not engage in any short sales.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (a) the estimated return of capital and (b) the distributions in excess of cost basis. For the fiscal year ended November 30, 2012, the Company had $203,488 of return of capital and $1,055 of cash distributions that were in excess of cost basis which were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

Fiscal Year Ended November 30, 2012
Return of capital portion of dividends and distributions received	87%
Return of capital — attributable to net realized gains (losses)	$27,462
Return of capital — attributable to net change in unrealized gains (losses)	176,026

Total return of capital	$203,488

For the fiscal year ended November 30, 2012, the Company estimated the return of capital portion of distributions received to be $200,166 (86%). This amount was increased by $3,322 attributable to 2011 tax reporting information received by the Company in fiscal 2012. As a result, the return of capital percentage for the fiscal year ended November 30, 2012 was 88%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the fiscal year ended November 30, 2012, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Company holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of premiums are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. In connection with the purchase of units directly from PVR Partners, L.P. (“PVR”) in a private investment in public equity (“PIPE investment”) transaction, the Company was entitled to the distribution paid to unitholders of record on May 8, 2012, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PVR units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the fiscal year ended November 30, 2012, the Company received the following paid-in-kind dividends.

Fiscal Year Ended November 30, 2012
Buckeye Partners, L.P. (Class B Units)	$3,631
Crestwood Midstream Partners LP (Class C Units)	2,291
Enbridge Energy Management, L.L.C.	3,542
Kinder Morgan Management, LLC	19,663
PVR Partners, L.P.	729

Total paid-in-kind dividends	$29,856

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

L. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

M. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the fiscal year ended November 30, 2012, the Company did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2009 through 2012 remain open and subject to examination by tax jurisdictions.

N. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At November 30, 2012, the Company had no interest rate swap contracts outstanding. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

O.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Company adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The adoption of ASU No. 2011-04 did not have an impact on the measurement of fair value for the Company’s assets, but it does require the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at November 30, 2012 and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$4,473,944	$4,344,633	$—	$129,311

Liabilities at Fair Value
Call option contracts written	$379	$—	$379	$—

For the fiscal year ended November 30, 2012, there were no transfers between Level 1 and Level 2.

As of November 30, 2012, the Company had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $890,000 and 14,960,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $374,000. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock.

Of the $374,000 of mandatory redeemable preferred stock, Series D ($100,000 liquidation value) and Series E ($120,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of mandatory redeemable preferred stock as Level 1. The remaining three series of preferred stock — the Series A, B and C mandatory redeemable preferred stock ($154,000 aggregate liquidation value) — and all of the senior unsecured notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system.

As such, the Company categorizes all of the Senior Notes ($890,000 aggregate principal amount) and Series A, B and C of the mandatory redeemable preferred stock ($154,000 liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value, and as of November 30, 2012, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior Notes	$890,000	$935,000
Mandatory redeemable preferred stock	$374,000	$388,056

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2012.

Equity Investments
Balance — November 30, 2011	$164,129
Purchases	102,500
Issuances	6,651
Transfers out	(143,940)
Realized gains (losses)	—
Unrealized losses, net	(29)

Balance — November 30, 2012	$129,311

The $29 of unrealized losses presented in the table above for the fiscal year ended November 30, 2012 relate to investments that are still held at November 30, 2012, and the Company includes these unrealized losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases of $102,500 for the fiscal year ended November 30, 2012 relate to the Company’s investment in Crosstex Energy, L.P., DCP Midstream Partners, LP and PVR Partners, L.P. The issuances of $6,651 for the fiscal year ended November 30, 2012 relate to additional units received from Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units) and PVR Partners, L.P. The Company’s investments in the common units of Crosstex Energy, L.P., DCP Midstream Partners, LP, PVR Partners, L.P. and Teekay Offshore Partners L.P., which are noted as transfers out of Level 3 in the table above, became readily marketable during the fiscal year ended November 30, 2012.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on the ratio of enterprise value (“EV”) to earnings

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on the Company’s estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return discount rates.

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of November 30, 2012:

Quantitative Table for Valuation Techniques

				Range		Weighted Average(1)
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$71,332	- Discount to publicly traded	- Current discount	2.6%	5.4%	4.3%
public companies		securities
(PIPE)			- Remaining restricted period	122 days	414 days	302 days

Equity securities of	57,979	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2013E EBITDA	17.0x	19.0x	18.0x
common units / common equity			- Discount for marketability	15.0%	15.0%	15.0%

		- M&A analysis	- Selected EV / EBITDA multiples	16.0x	18.0x	17.0x
		- Discounted cash flow	- Equity rate of return	18.0%	25.0%	20.2%

Total	$129,311

(1)	Weighted average based on the fair value of investments in each category.

4. Concentration	of Risk

The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of total assets in public and private investments in MLPs and other midstream energy companies. Under normal circumstances, the Company intends to invest at least 80% of its total assets in MLPs, which are subject to certain risks, including supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs and other midstream energy companies. The amount of cash that an MLP or other midstream energy company has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the portfolio company’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities of MLP’s and other midstream energy companies, which may include below investment grade debt securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 20, 2012, the Company renewed its agreement

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

with KAFA for a period of one year. The agreement will expire on December 11, 2013 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company entered into a one year agreement with KAFA to waive a portion of its management fee. Effective October 1, 2012, KAFA agreed to waive 0.125% of its management fee on average total assets in excess of $4,500,000 (thereby reducing the management fee to 1.25% on average total assets in excess of $4,500,000). For the fiscal year ended November 30, 2012, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of November 30, 2012, the Company believes that Buckeye Partners, L.P., MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Clearwater Trust — At November 30, 2012, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

6. Income	Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses.

In August 2012, upon filing its income tax returns for the fiscal year ended November 30, 2011, the Company paid federal alternative minimum tax (“AMT”) of $1,028. At November 30, 2012, the Company had a current income tax payable of $539. The payable is the result of estimated taxable income under AMT for fiscal 2012. Components of the Company’s deferred tax assets and liabilities as of November 30, 2012 are as follows:

Current tax liability	$(539)

Deferred tax assets:
Net operating loss carryforwards — Federal	51,669
Net operating loss carryforwards — State	4,373
AMT credit carryforwards	1,687
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(711,691)

Total deferred tax liability, net	$(653,962)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2012, the Company had federal net operating loss carryforwards of $152,310 (deferred tax asset of $51,669). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $12,535, $52,182, $26,118, $33,413, $19,217 and $8,845 of the net operating loss carryforward will expire in 2026, 2027, 2028, 2029, 2030 and 2032, respectively. In addition, the Company has state net operating loss carryforwards of $142,129 (deferred tax asset of $4,373). These state net operating loss carryforwards begin to expire in 2012 through 2032.

At November 30, 2012, the Company had AMT credit carryforwards of $1,687. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2011, the Company received $174,040 in aggregate cash distributions from its MLP investments and reduced its cost basis, for income tax purposes, by the same amount. During the same period, the Company had additional cost basis reductions of $113,567 due to net allocated losses from its MLP investments.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2012 , as follows:

Fiscal Year Ended November 30, 2012
Computed federal income tax at 35%	$154,342
State income tax, net of federal tax	9,267
Non-deductible distributions on mandatory redeemable preferred stock and other	5,978

Total income tax expense (benefit)	$169,587

At November 30, 2012, the cost basis of investments for federal income tax purposes was $2,576,528. The cost basis for federal income tax purposes is $247,366 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

its MLP investments. At November 30, 2012, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,920,869
Gross unrealized depreciation of investments (including options)	(23,426)

Net unrealized appreciation of investments	$1,897,443

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2012, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments (1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	926	$45,006	$44,048	$47.56	1.7%	1.0%
Clearwater Trust
Trust Interest	(4)	(5)	N/A	3,266	1,990	n/a	0.1	—
Crestwood Midstream Partners LP
Class C Units	(2)	(3)	1,200	26,007	27,284	22.74	1.1	0.6
Plains All American GP LLC(6)
Common Units	(2)	(5)	24	30,820	55,989	2,304	2.2	1.3

Total				$105,099	$129,311		5.1%	2.9%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Securities acquired at various dates during the fiscal year ended November 30, 2012 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private company or trust.

(6)	In determining the fair value for Plains GP, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, sits on Plains GP’s board of directors (see Note 5 — Agreements and Affiliations for more detail). Certain private investment funds managed by KACALP may value its investment in Plains GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. The total number of outstanding options at November 30, 2012 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2012 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2011	1,119	$121
Options written	35,793	3,456
Options subsequently repurchased(1)	(16,104)	(1,623)
Options exercised	(15,008)	(1,432)
Options expired	(1,700)	(116)

Options outstanding at November 30, 2012(2)	4,100	$406

(1)	The price at which the Company subsequently repurchased the options was $541, which resulted in a realized gain of $1,082.

(2)	The percentage of total investments subject to call options written was 0.4% at November 30, 2012.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2012, the Company did not have any interest rate swap contracts outstanding.

During the fiscal second quarter of 2012, the Company entered into interest rate swap contracts ($150,000 notional amount) in anticipation of the private placements of senior unsecured notes. On April 17, 2012, these interest rate swap contracts were terminated in conjunction with the pricing of the private placements, and resulted in a $2,606 realized loss.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of November 30, 2012
Call options	Call option contracts written	$(379)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Fiscal Year Ended November 30, 2012
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$1,198	$(66)
Interest rate swap contracts	Interest rate swap contracts	(2,606)	—

		$(1,408)	$(66)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

9. Investment	Transactions

For the fiscal year ended November 30, 2012, the Company purchased and sold securities in the amounts of $1,479,644 and $850,335 (excluding short-term investments and options), respectively.

10.	Credit Facility

At November 30, 2012, the Company had a $200,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. During the fiscal second quarter of 2012, the Company increased the size of its Credit Facility from $175,000 to $200,000 by adding a new lender to the syndicate. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Company’s asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. The Company pays a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

For the fiscal year ended November 30, 2012, the average amount outstanding under the Credit Facility was $52,475 with a weighted average interest rate of 2.22%. As of November 30, 2012, the Company had $19,000 outstanding under the Credit Facility at an interest rate of 2.28%.

11. Senior	Unsecured Notes

At November 30, 2012, the Company had $890,000 aggregate principal amount of Senior Notes outstanding. On May 3, 2012, the Company completed a private placement of $175,000 of Senior Notes. Net proceeds from such offering were used to repay borrowings under the Company’s Credit Facility, to refinance the Series I Senior Notes, to make new portfolio investments and for general corporate purposes.

The table below sets forth the key terms of each series of the Senior Notes.

Series	Principal Outstanding, November 30, 2011	Principal Redeemed(1)	Principal Issued	Principal Outstanding, November 30, 2012	Estimated Fair Value, November 30, 2012	Fixed/Floating Interest Rate	Maturity
I	$60,000	$60,000	$—	$—	$—	5.847%	6/19/12
K	125,000	—	—	125,000	130,900	5.991%	6/19/13
M	60,000	—	—	60,000	63,800	4.560%	11/4/14
N	50,000	—	—	50,000	50,100	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	—	65,000	69,100	4.210%	5/7/15
P	45,000	—	—	45,000	44,700	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	—	15,000	15,600	3.230%	11/9/15
R	25,000	—	—	25,000	26,600	3.730%	11/9/17
S	60,000	—	—	60,000	65,700	4.400%	11/9/20
T	40,000	—	—	40,000	43,500	4.500%	11/9/22
U	60,000	—	—	60,000	59,100	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	—	70,000	74,100	3.710%	5/26/16
W	100,000	—	—	100,000	109,900	4.380%	5/26/18
X	—	—	14,000	14,000	14,200	2.460%	5/3/15
Y	—	—	20,000	20,000	20,500	2.910%	5/3/17
Z	—	—	15,000	15,000	15,600	3.390%	5/3/19
AA	—	—	15,000	15,000	15,600	3.560%	5/3/20
BB	—	—	35,000	35,000	36,500	3.770%	5/3/21
CC	—	—	76,000	76,000	79,500	3.950%	5/3/22

	$775,000	$60,000	$175,000	$890,000	$935,000

(1)	The Company redeemed $60,000 of Series I Senior Notes on May 18, 2012.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the fiscal year ended November 30, 2012, the weighted average interest rate on the outstanding Senior Notes was 4.05%.

As of November 30, 2012, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Senior Notes. Before the third fiscal quarter of 2012, Series K, M and N Senior Notes were rated by Moody’s Investor Service, Inc. (“Moody’s”). On July 2, 2012, the Company requested that Moody’s withdraw its ratings of the Company’s Series K, M and N Senior Notes. On July 12, 2012, Moody’s downgraded the Company’s Series K, M and N Senior Notes from “Aa1” to “A1” and on August 3, 2012, Moody’s withdrew its ratings.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2012, the Company was in compliance with all covenants under the Senior Notes agreements.

12. Preferred	Stock

At November 30, 2012, the Company had 14,960,000 shares of mandatory redeemable preferred stock outstanding, with a total liquidation value of $374,000 ($25.00 per share). On March 21, 2012, the Company completed a public offering of 4,800,000 shares of Series E mandatory redeemable preferred stock at a price of $25.00 per share. Net proceeds from the offering were approximately $117,400. The net proceeds of the preferred stock offering were used to repay borrowings under the Credit Facility and to redeem $6,000 of Series A mandatory redeemable preferred stock at 108% of par value ($480 of dividend premium paid). The Company recognized $64 of expense for the write-off of issuance costs associated with this redemption.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock.

Series	Liquidation Value November 30, 2011	Liquidation Value Shares Redeemed	Liquidation Value Shares Issued	Liquidation Value November 30, 2012	Estimated Fair Value, November 30, 2012	Rate	Maturity Redemption Date
A	$110,000	$6,000	$—	$104,000	$112,200	5.57%	5/7/17
B	8,000	—	—	8,000	8,300	4.53%	11/9/17
C	42,000	—	—	42,000	44,500	5.20%	11/9/20
D(1)	100,000	—	—	100,000	101,280	4.95%	6/1/18
E(2)	—	—	120,000	120,000	121,776	4.25%	4/1/19

	$260,000	$6,000	$120,000	$374,000	$388,056

(1)	Series D mandatory redeemable preferred shares are publicly traded on the NYSE under the symbol “KYNPRD”. The fair value is based on the price of $25.32 as of November 30, 2012.

(2)	Series E mandatory redeemable preferred shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.37 on November 30, 2012.

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series D and E mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

	Series A, B and C	Series D and E
Rating as of November 30, 2012 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and is also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2012, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

13. Common	Stock

At November 30, 2012, the Company had 185,040,000 shares of common stock authorized and 88,431,413 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2012 were as follows:

Shares outstanding at November 30, 2011	75,130,209
Shares issued through reinvestment of distributions	801,204
Shares issued in connection with offerings of common stock(1)(2)	12,500,000

Shares outstanding at November 30, 2012	88,431,413

(1)	On February 29, 2012, the Company sold 7,500,000 shares of common stock at a price of $31.51 per share. The public offering was completed on March 5, 2012 and the net proceeds of $226,513 were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

(2)	On August 3, 2012, the Company sold 5,000,000 shares of common stock at a price of $29.75 per share. The public offering was completed on August 8, 2012 and the net proceeds of $142,750 were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

14. Subsequent	Events

On December 11, 2012, the Company declared its quarterly distribution of $0.55 per common share for the fiscal fourth quarter for a total quarterly distribution payment of $48,637. The distribution was paid on January 11, 2013 to common stockholders of record on December 28, 2012. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,733 was reinvested into the Company through the issuance of 190,273 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson MLP Investment Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2012, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 28, 2013

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  Payment history and transaction history

■  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYN share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KYN

What we do
How does KYN protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?

We collect your personal information, for example, when you

■  Open an account or provide account information

■  Buy securities from us or make a wire transfer

■  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KYN does not jointly market.

Other important information
None.

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s Board of Directors on September 20, 2012 approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term through December 11, 2013.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s proposed fee schedule compares to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at two in-person meetings called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meetings and presented additional oral and written information to the Board of Directors to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive sessions to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meetings and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued addition of professionals at the Adviser to broaden its coverage efforts. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the call strategy used and the responsible handling of the leverage target, also was considered. The Independent Directors took note of the Adviser’s excellent track record in identifying and executing on key investment themes and in sourcing and negotiating private investments for the Company as well as the Company’s best-in-class access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser when the market faced significant turmoil and continued to experience various challenges as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as specialized and more general market indexes. The comparative information showed that the performance of the Company compares favorably to other similar closed-end funds. The Independent Directors also considered the fact that the Company has historically outperformed its benchmark for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Company’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”) and that the Company has generated strong returns for investors. The Independent Directors also reviewed information comparing the performance of the Company with other MLP fund structures, including exchange-traded funds and open-end funds, and concluded that the comparative information showed that the performance of the Company compares favorably to these other MLP fund structures. The Independent Directors noted that in addition to the information received for the meetings, the Independent Directors also receive detailed performance information for the Company at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant for performance purposes. The Independent Directors then noted that they were supportive of the Adviser’s efforts to increase distributions to stockholders in the future.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group and believed such comparisons to be acceptable to the Company. The Independent Directors also compared the fee structure under the Agreement with that of various private funds and separately managed accounts (the “Other Accounts”) advised by the Adviser or its affiliates and concluded that the fee rate under the Agreement is lower than many of the Other Accounts because the Adviser charges a performance fee for many of the Other Accounts. The Adviser’s successful handling of the past market downturn and related leverage challenges, the administrative burden resulting from the Company’s tax complexities, the Company’s focus on private investments, and the Adviser’s successful pricing and timing strategies related to the capital raising for the Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.

The Independent Directors also considered that the Adviser’s relationship with the Company is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the extent to which operating expenses declined and noted that the Adviser added professionals to its already robust and high-quality investment team, both of which represented a sharing

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company. They considered the anticipated asset levels of the Company, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. They also noted that the Adviser has agreed to a breakpoint under the existing fee structure, which would be implemented through an annual waiver agreement, such that the effective annual rate of the management fee with respect to the assets of the Company in excess of the threshold level will be lower than the fee rate with respect to the assets of the Company at or below the threshold level, resulting in a lower effective average fee rate as the Company grows. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser, including the addition of the breakpoint to the existing fee structure, which represents a sharing of the economies of scale that would result from substantial future growth of the Company. The Independent Directors then noted that they would continue to monitor and review further growth of the Company in order to remain comfortable with any applicable future economies of scale.

Based on the review of the Board of Directors of the Company, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Anne K. Costin (born 1950)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance since 2007. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the five years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	•Kayne Anderson Energy Total Return Fund, Inc. (“KYE”)

Steven C. Good (born 1942)	Director. 3-year term (until the 2015 Annual Meeting of Stockholders)/served since inception	Independent consultant since February 2010, when he retired from CohnReznick LLP, where he had been an active partner since 1976. CohnReznick LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP.	Current: •KYE •OSI Systems, Inc. (specialized electronic products) Prior: •California Pizza Kitchen, Inc. (restaurant chain) •Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders)/served since 2005	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.

Current:

•KYE

•Teeccino Caffe Inc.
(beverage manufacturer and distributor)

•Caucus for Television Producers, Writers & Directors Foundation
(not-for-profit organization)

Prior:

•Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002

William H. Shea, Jr. (born 1954)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders)/served since March 2008	Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) since March 2010. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.

Current:

•KYE

•PVR
(coal and midstream MLP)

•Niska Gas Storage Partners LLC
(natural gas storage MLP)

•USA Compression Partners, LP (other MLP)

Prior:

•BGH
(general partner of BPL)

•BPL
(pipeline MLP)

•Gibson Energy ULC
(midstream energy)

•PVG
(owned general partner of PVR)

•Penn Virginia Corporation
(oil and gas exploration, development and production company)

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Director and Non-Director Officers

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); Kayne Anderson Energy Development Company (“KED”); and Kayne Anderson Midstream/ Energy Fund, Inc. (“KMF”) since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.

Current:

•KYE

•KED

•KMF

•Range Resources Corporation
(oil and natural gas company)

•Direct Fuels Partners, L.P.
(transmix refining and fuels distribution)

•ProPetro Services, Inc.
(oilfield services)

Prior:

•Clearwater Natural Resources, L.P.
(coal mining MLP)

•International Resource Partners LP
(coal mining MLP)

•K-Sea Transportation Partners LP
(shipping MLP)

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	Current: •ProPetro Services, Inc. (oilfield services) Prior: •K-Sea Transportation Partners LP (shipping MLP) •Petris Technology, Inc. (data management for energy companies)

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually/served since 2005	Chief Financial Officer and Treasurer of KYE since December 2005; of KED since September 2006; and of KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	Current: •The Source for Women (not-for-profit organization)

Ron M. Logan, Jr. (born 1960)	Senior Vice President Elected annually/served since September 2012	Managing Director KACALP and KAFA since September 2006. Senior Vice President of KED since September 2006. Senior Vice President of KMF since June 2012. Senior Vice President of KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	Current: •VantaCore Partners LP (aggregates MLP)

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Director and Non-Director Officers

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Jody C. Meraz (born 1978)	Vice President. Elected annually/served since 2011	Senior Vice President of KACALP and KAFA since 2011. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA since 2005 and 2006, respectively. Vice President of KYE, KED and KMF since 2011.	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005; of KED since 2006; and of KMF since August 2010.	None

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by our Adviser and the Fund Complex included KYE, KED and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex as noted above.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP.

(3)	Mr. McCarthy is an “interested person” of the Company by virtue of his employment relationship with KAFA, our investment adviser.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at http://www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863/MLP-FUND.

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL CERTIFICATION

(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Forms N-Q available on its website at http://www.kaynefunds.com.

INFORMATION REGARDING CHANGES TO INVESTMENT POLICY

(UNAUDITED)

On March 21, 2012, the Company’s Board of Directors approved a change to its non-fundamental investment policy related to debt securities. The prior policy allowed 5% of the Company’s total assets to be invested in unrated debt securities. The revised policy allows 5% of the Company’s total assets to be invested in unrated debt securities or debt securities that are rated less than “B -” (Standard & Poor’s or FitchRatings) / “B3” (Moody’s) of public or private companies.

The revised policy related to debt securities was effective July 1, 2012 as follows:

The Company may invest up to 20% of its total assets in debt securities of MLPs and other Midstream Energy Companies, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least “B3” by Moody’s Investors Service, Inc., “B-” by Standard & Poor’s or FitchRatings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of its permitted investments in debt securities (or up to 5% of its total assets) may be invested in unrated debt securities or debt securities that are rated less than “B3”/ “B-” of public or private companies.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2.    Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Steven C. Good. Mr. Good is “independent” for purposes of this Item.

Item 4.    Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2012, and (b) fiscal year ended November 30, 2011.

	2012	2011
Audit Fees	$221,900	$205,300
Audit-Related Fees	120,600	80,200
Tax Fees	186,600	169,000
All Other Fees	—	—

Total	$529,100	$454,500

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2012 was $186,600, and $169,000 for the fiscal year ended November 30, 2011. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.

(h) No disclosures are required by this Item 4(h).

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Steven C. Good (Chair), Anne K. Costin, Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.

Item 6.    Investments.

Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of November 30, 2012, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005, of Kayne Anderson Energy Development Company (“KED”) since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (together with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in master limited partnership (“MLP”) securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYE since May 2005 and of KED since September 2006, Vice President of KYE from May 2005 through June 2008 and of KED from September 2006 through July 2008, Executive Vice President of KYE since June 2008 and of KED since July 2008 and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $4 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997,

2

Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2012. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	3	$2,592	—	N/A	—	N/A
J.C. Frey	3	$2,592	—	N/A	10	$882

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2012. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	—	N/A	2	$1,007	1	$36
J.C. Frey	—	N/A	13	$3,482	3	$61

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager, as of November 30, 2012:

Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.

(a)(4) As of November 30, 2012, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

3

Kevin S. McCarthy: over $1,000,000

J.C. Frey: $500,001—$1,000,000

Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.

(b) Not Applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.    Submission of Matters to a Vote of Security Holders.

None.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) The Registrant’s principal executive and principal financial officers are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Exhibits.

((a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY

	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 28, 2013

	By:	/S/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer
Date: January 28, 2013

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.